Earnings per Share	12 Months Ended
Jan. 02, 2016
Earnings Per Share [Abstract]
Earnings Per Share
Earnings per Share:

Certain of the Company’s shares granted to Team Members in the form of restricted stock and restricted stock units are considered participating securities which require the use of the two-class method for the computation of basic and diluted earnings per share. For 2015, 2014 and 2013, earnings of $1,653, $1,555 and $895, respectively, were allocated to the participating securities.

Diluted earnings per share are calculated by including the effect of dilutive securities. Share-based awards to purchase approximately 1, 13 and 75 shares of common stock that had an exercise price in excess of the average market price of the common stock during 2015, 2014 and 2013, respectively, were not included in the calculation of diluted earnings per share because they are anti-dilutive.

The following table illustrates the computation of basic and diluted earnings per share for 2015, 2014 and 2013, respectively:

	2015	2014	2013
Numerator
Net income applicable to common shares	$473,398	$493,825	$391,758
Participating securities’ share in earnings	(1,653)	(1,555)	(895)
Net income applicable to common shares	$471,745	$492,270	$390,863
Denominator
Basic weighted average common shares	73,190	72,932	72,930
Dilutive impact of share-based awards	543	482	484
Diluted weighted average common shares	73,733	73,414	73,414

Basic earnings per common share
Net income applicable to common stockholders	$6.45	$6.75	$5.36
Diluted earnings per common share
Net income applicable to common stockholders	$6.40	$6.71	$5.32